Exhibit 10.1
SECOND AMENDMENT TO AMENDED AND RESTATED SUBLICENSE AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED SUBLICENSE　AGREEMENT (this “Amendment”), effective this 20th day of May, 2026 (“Amendment Effective Date”), is by and between KERYX BIOPHARMACEUTICALS, INC., with offices at 245 First St Cambridge, MA 02142, U.S.A. (“Keryx” or “Sublicensor”) and Shionogi & Co., Ltd., with offices at 1-8, Doshomachi 3-chome Chuo-ku, Osaka 541-0045, Japan (“Shionogi”) and TORII PHARMACEUTICAL CO., LTD., with offices at Torii Nihonbashi Bldg., 4-1, Nihonbashi-Honcho 3-Chome, Chuo-ku, Tokyo 103-8439, Japan (“TORII”)(Shionogi and TORII are collectively referred to herein as “Sublicensee”);
WHEREAS, Sublicensor, Japan Tobacco Inc (“JT”) and TORII entered into that certain AMENDED AND RESTATED SUBLICENSE AGREEMENT dated the 8th day of June, 2009 as amended by the FIRST AMENDMENT TO AMENDED AND RESTATED SULICENSE AGREEMENT dated 12th June 2013 (collectively the “Amended and Restated Agreement”), pursuant to which the Sublicensor granted certain rights and licenses to JT and TORII; and
WHEREAS, Shionogi succeeded JT’s pharmaceutical business, including its rights and obligations under the Amended and Restated Agreement, as of December 1, 2025, through a company simplified absorption-type split.
WHEREAS, Sublicensor and Sublicensee, in order to avoid potential disputes or confusion regarding certain aspects of the rights and licenses granted pursuant to the Amended and Restated Agreement, desire to amend the Amended and Restated Agreement as set forth in this Amendment.
NOW THEREFORE, in consideration of the foregoing premises and the mutual promises and covenants set forth herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:
ARTICLE 1. DEFINITIONS
Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Amended and Restated Agreement.
ARTICLE 2. AMENDMENT
2.1    Amendment of Section 10.2.3(b). Section 10.2.3(b) of the Amended and Restated Agreement is hereby deleted in its entirety and is replaced by the following text:
“10.2.3 (b) Sublicensor grants Sublicensee and its sublicensees the non-exclusive right, without any restrictions, to manufacture (and have manufactured) the active pharmaceutical ingredient for purposes of developing and supplying the same solely in the Sublicensee Territory, provided that Sublicensee and its sublicensees shall bear all costs associated with such production.”
ARTICLE 3. CONFIRMATION OF TERMS
3.1    Confirmation of Terms. Except as expressly set forth in this Amendment, the Amended and Restated Agreement shall continue in full force and effect in accordance with its terms.

3.2    Effect of Amendment. This Amendment is entered into by the parties in accordance with Article 29 of the Amended and Restated Agreement, and is part of the Amended and Restated Agreement, as the same is amended hereby.
3.3    This Amendment shall be governed by and construed in accordance with the laws of the State of New York, exclusive of choice-of-law rules.

3.4    The Amended and Restated Agreement, as amended by this Amendment, constitutes the entire agreement and understanding of the parties and supersedes any prior agreements or understandings relating to the subject matter hereof. In the event of any conflict between the provisions of the Amended and Restated Agreement and this Amendment, the provisions of this Amendment shall govern and control.
3.5    This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one and the same document, binding on the parties notwithstanding that each of the parties may have signed different counterparts. The parties agree that this Amendment may be electronically signed by one or more parties (including through DocuSign). Any electronic signature used by a party to sign this Amendment shall be treated the same as handwritten signatures for the purposes of validity, enforceability and admissibility. Without limiting the foregoing, nothing in this Amendment shall be construed to require a party to sign this Amendment by electronic signature.

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IN WITNESS HEREOF, the parties have executed this Amendment as of the Amendment Effective Date set forth above.

KERYX BIOPHARMACEUTICALS, INC.	SHIONOGI & CO., LTD.
By: /s/ John P. Butler	By: /s/ Takayuki Yamaguchi
Name: John P. Butler	Name: Takayuki Yamaguchi
Title: President and CEO	Title: Senior Vice President, Development Business Division

TORII PHARMACEUTICALS CO., LTD.
By: /s/ Gen Matsuo
Name: Gen Matsuo
Title: Executive Officer, Head of Innovation Group

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